MetLife Commercial Mortgage Portfolio Robert Merck February 9, 2009

Safe Harbor Statement These materials may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies, such as legal proceedings, trends in operations and financial results. Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining MetLife's actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission ("SEC"). These factors include: (i) difficult and adverse conditions in the global and domestic capital and credit markets; (ii) continued volatility and further deterioration of the capital and credit markets; (iii) uncertainty about the effectiveness of the U.S. government's plan to stabilize the financial system by injecting capital into financial institutions, purchasing large amounts of illiquid, mortgage-backed and other securities from financial institutions, or otherwise; (iv) the impairment of other financial institutions; (v) potential liquidity and other risks resulting from MetLife's participation in a securities lending program and other transactions; (vi) exposure to financial and capital market risk; (vii) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect the company's ability to raise capital and generate fee income and market-related revenue; (viii) defaults on the company's mortgage and consumer loans; (ix) investment losses and defaults, and changes to investment valuations; (x) market value impairments to illiquid assets; (xi) unanticipated changes in industry trends; (xii) heightened competition, including with respect to pricing, entry of new competitors, the development of new products by new and existing competitors and for personnel; (xiii) discrepancies between actual claims experience and assumptions used in setting prices for the company's products and establishing the liabilities for the company's obligations for future policy benefits and claims; (xiv) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xv) ineffectiveness of risk management policies and procedures; (xvi) catastrophe losses; (xvii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (xviii) downgrades in MetLife's and its affiliates' claims paying ability, financial strength or credit ratings; (xix) economic, political, currency and other risks relating to the company's international operations; (xx) regulatory, legislative or tax changes that may affect the cost of, or demand for, the company's products or services; (xxi) changes in accounting standards, practices and/or policies; (xxii) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xxiii) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (xxiv) the effects of business disruption or economic contraction due to terrorism or other hostilities; (xxv) MetLife's ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; (xxvi) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; and (xxvii) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the SEC. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

MetLife

MetLife Investments

- **Total Portfolio:**
  - Diversified portfolio across many sectors
- **Liability Driven:**
  - Asset-liability management
- **Team Investment Approach:**
  - 580+ investment and support professionals
- **Risk Management:**
  - Part of our culture

$293.4 Billion of Managed Assets*


32.9%
3.1%
3.5%
3.9%
7.2%
20.2%
13.0%
16.2%
Investment Grade Corporate Bonds
Structured Finance
Commercial and Agricultural Mortgages
Cash and Short-Term
U.S. Treasury/Agency
Below Investment Grade Credit
Real Estate Equity
Corporate Equity

*Market value as of 12/31/08

3

MetLife Mortgage Portfolio Overview MetLife Mortgages vs. Securitized Loans Pre 1991 vs. Pre 2008 MetLife Commercial Mortgage Portfolio Presentation Overview

MetLife Real Estate Investments Introduction $36.0 billion mortgage portfolio Portfolio lender Mortgages are originated, managed and held by MetLife Real Estate investor for over 100 years Approximately 1,000 loans Extensive field office network

Northeast Washington D.C. Atlanta Tampa Chicago Dallas San Francisco Los Angeles Latin America Canada Europe Asia Pacific MetLife Real Estate Field Offices MetLife Real Estate Investments Field Office Network

MetLife Commercial Mortgage Portfolio Portfolio Strategy Focus primarily on Class 'A' properties in primary markets Maintained sustainable underwriting standards Targeted moderate and low leverage loans Proactive portfolio management Virtually no delinquencies

Office Retail Apartments Hotels Industrial Other GAAP BV 42.6 22.3 11.4 8.6 8.1 7 MetLife Commercial Mortgage Portfolio Concentrated in Core, Stabilized Collateral Portfolio Distribution by Property Type* *Book value as of 12/31/08

MetLife Commercial Mortgage Portfolio Pruning Potential Problems Through-the-Cycle Annual Transaction activity 2002 100.8364295 2003 122.9515007 2004 205.5975354 2005 304.9680358 2006 352.4701833 2007 501.1056727 2008 130.4029568 2009 Trend 65 Source: Real Capital Analytics * YTD through November 2008 $165 million $213 million $650 million MetLife sold over $1 billion of potentially problematic loans as CRE transaction volume escalated CRE Property Transactions (Industry) MetLife Loan Sales * $486 million $115 million $222 million

MetLife Commercial Mortgage Portfolio Low Leverage Strategy Low Leverage Strategy Low Leverage Strategy Portfolio Distribution by Loan-to-Value (LTV)* 80% LTV and up (3%) 76% to 80% LTV (5%) 65% to 75% LTV (29%) Below 65% LTV (63%) Average LTV = 58% *As of 12/31/08

2001 2002 2003 2004 2005 2006 2007 4Q08 MetLife LTV 0.69 0.69 0.65 0.66 0.63 0.62 0.61 0.53 Moodys LTV 0.72 0.73 0.73 0.73 0.71 0.699 Decreased LTV as market underwriting became more lax MetLife underwritten property values MetLife Commercial Mortgage Portfolio Managing Leverage Through the Real Estate Cycle CMBS LTV* MetLife LTV *Source: Moody's Investor Service

MetLife Mortgage Portfolio Overview MetLife Mortgages vs. Securitized Loans Pre 1991 vs. Pre 2008 MetLife Commercial Mortgage Portfolio Fundamental Differences vs. CMBS Loans

MetLife Mortgages vs. Securitized Loans MetLife Originate to own Sustainable income Relatively low leverage Originate to sell "Pro forma" income Higher leverage Securitized Loans

Peter Cooper / Stuyvesant Town Transaction Ins. Co. Lending Volume (ACLI) CMBS Lending Volume NCREIF Property Valuation Index 88 Q1 5.321804 0.0054 359.66 88 Q2 6.33541 0.535598 366.84 88 Q3 4.715738 0.34117 375.62 88 Q4 5.697393 0.417495 387.15 89 Q1 3.343214 0.542218 393.93 89 Q2 4.693857 0.876583 401.81 89 Q3 7.811453 1.315669 410.03 89 Q4 6.103999 0.8495 417.21 90 Q1 2.837971 1.0299 422.96 90 Q2 4.293815 0.265908 429.38 90 Q3 3.659265 0.568 432.98 90 Q4 3.278584 0.8868 426.77 91 Q1 1.732384 0.70265 426.97 91 Q2 1.558075 0.345107 427.02 91 Q3 1.493127 1.988812629 425.6 91 Q4 1.512068 2.294073 402.9 92 Q1 1.646552 2.856114029 402.79 92 Q2 2.382744 4.27304499 398.63 92 Q3 2.064844 3.189818713 396.87 92 Q4 3.350444 3.547524371 385.72 93 Q1 1.436298 3.20585217 388.7 93 Q2 2.879365 3.50430375 387.77 93 Q3 2.821005 2.51946575 392.05 93 Q4 3.537834 7.096166013 391.06 94 Q1 2.981278 3.733103997 396.17 94 Q2 3.479121 2.973345 402.26 94 Q3 3.547193 4.603587 408.32 94 Q4 3.567127 3.878302 416.01 95 Q1 3.103681 2.34896 424.78 95 Q2 6.164911 2.630689 433.62 95 Q3 6.161115 4.0782 442.54 95 Q4 5.969848 6.6919 447.35 96 Q1 3.89225 6.95384 458.09 96 Q2 4.573234 5.0983 468.57 96 Q3 4.762045 3.2265 480.89 96 Q4 5.805231 11.0867 493.43 97 Q1 3.652846 4.6591 504.96 97 Q2 4.128703 8.659412 519.21 97 Q3 5.240119 7.769677 536.78 97 Q4 7.674832 15.709525 562.04 98 Q1 4.501923 18.170231 585.31 98 Q2 6.809021 22.1606 609.84 98 Q3 7.085387 12.457244 630.95 98 Q4 6.376467 21.543655 653.37 99 Q1 6.362017 16.312388 670.31 99 Q2 6.054304 11.994557 687.88 99 Q3 6.173028 14.42593 707.2 99 Q4 3.741021 13.838216 727.62 00 Q1 3.694137 7.919848 745.09 00 Q2 5.481476 12.287319 767.85 00 Q3 5.628773 11.879762 790.43 00 Q4 6.669003 14.807436 816.76 01 Q1 5.945313 12.01394 836.04 01 Q2 7.559562 15.693869 856.72 01 Q3 7.332298 15.656138 870.39 01 Q4 6.083293 23.785963 876.22 02 Q1 5.693761 9.156247 889.47 02 Q2 6.343447 14.343438 903.8 02 Q3 7.116068 12.473684 919.97 02 Q4 9.166302 16.100261 935.34 03 Q1 7.222028 14.920264 952.96 03 Q2 7.878877 20.204961 972.85 03 Q3 9.281838 17.648441 992.06 03 Q4 8.296566 25.07442 1019.49 04 Q1 7.459287 18.976168 1045.63 04 Q2 12.105142 24.625101 1078.32 04 Q3 10.197664 21.545291 1115.23 04 Q4 8.908349 28.159816 1167.18 05 Q1 7.330672 32.955735 1208.17 05 Q2 12.370222 39.42735 1272.64 05 Q3 10.958753 39.000335 1329.17 05 Q4 12.513895 57.351034 1401.33 06 Q1 9.759069 46.459859 1452.05 06 Q2 12.664515 42.384015 1510.32 06 Q3 11.352398 41.405586 1563.35 06 Q4 10.308369 72.404612 1633.91 07 Q1 9.290579 61.155711 1693.13 07 Q2 10.24752 75.832314 1770.9 07 Q3 11.48875 59.939534 1834.02 07 Q4 11.66759 33.265479 1892.85 08 Q1 9.7 5.904501 1923.11 08 Q2 6.2 6.241375 1933.94 08 Q3 7 0 1930.61 08 Q4 4 0 1770.64 Source: Commercial Mortgage Alert (CMA); National Council of Real Estate Fiduciaries (NCREIF), American Council of Life Insurers (ACLI) "MetLife Sells NY Apartment Complex for $5.4 bln" MarketWatch headline (10/17/06) "Lenders Eye Huge Peter Cooper Village Loan" Commercial Mortgage Alert headline (10/06/06)

MetLife

Example: MetLife Mortgage vs. CMBS Mortgage

Lending Strategy Makes a Difference

A specific example - two properties in the same sector

	MetLife Mortgage	CMBS Mortgage
Property type	Retail – Dominant mall	Retail – Lifestyle Center
Market	Stabilized	Development
Loan-to-value	55% LTV	69% LTV
Occupancy	99%	92%
Pro forma DCR (Y1)	1.8x	1.3x
Achieved DCR (Y1)	1.8x	Delinquent
Interest reserves	No	Yes

15

MetLife Mortgage Portfolio Overview MetLife Mortgages vs. Securitized Loans Pre 1991 vs. Pre 2008 MetLife Commercial Mortgage Portfolio Market Observations and Expectations

Key similarities: Devaluation pressure Lack of credit Key differences: New supply Existing fundamentals MetLife Mortgage credit quality 2008 Recession vs. 1991 Recession Similarities and Differences

2008 Recession vs. Early 1990s: New Supply Manageable Supply Levels (Office) -4 -3 -2 -1 1991 Recession 0.0569 0.0462 0.0468 0.0323 2008 Recession 0.0103 0.0116 0.0161 0.0188 North Source: Torto Wheaton Research Years leading up to recession Market New Supply Growth (Office) 1987 1988 1989 1990 2004 2005 2006 2007

2008 Recession vs. Early 1990s: Vacancy Starting the Recession with Lower Vacancy (Office) -5 -4 -3 -2 -1 1991 Recession 0.185 0.18 0.18 0.185 0.189 2008 Recession 0.154 0.136 0.126 0.126 0.138 Source: Torto Wheaton Research 1987 1988 1989 1990 2004 2005 2006 2007 Years leading up to recession Market Office Vacancy Rates

2008 Recession vs. Early 1990s: Credit Quality Lower Delinquencies -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 1991 Recession 0.0061 0.0076 0.0085 0.0085 0.0113 0.0272 0.027 0.0249 0.0242 0.0369 2008 Recession 0.0048 0.0025 0.0028 0.0012 0.0028 0.0012 0.0008 0.0005 0.0002 0.0001 North Source: American Council of Life Insurers (ACLI) 1987 1988 1989 1990 2004 2005 2006 2007 Years leading up to recession Market Commercial Mortgage Delinquencies

2008 Recession vs. Early 1990s Market Summary Pre 1991 Pre 2008 New construction % of total US office supply 6.6% 2.0% Vacancy rate US office market vacancy 18.5% 12.6% Delinquency rate YE 1990 vs. YE 2007 3.7% 0.01% Sources: Torto Wheaton Research, American Council of Life Insurers (ACLI)

Then Underwritten DCRs less than 1.2x "Pro forma" income Majority of originations between 70-80% LTV In place DCR of 1.8x Sustainable income Majority of originations between 50-65% LTV Now 2008 Recession vs. Early 1990s MetLife Lessons Learned

1st Qtr 2nd Qtr East 0.28 0.72 MetLife Commercial Mortgage Portfolio Lessons Learned 1st Qtr 2nd Qtr East 0.03 0.97 12/31/1990 12/31/2008 Above 80% LTV (28%) Below 80% LTV (72%) Below 80% LTV (97%) Above 80% LTV (3%)

Implemented lessons learned from early 1990s Executed a lower leverage, core collateral strategy through the cycle Fundamental differences between CMBS and life company mortgages MetLife mortgage portfolio defensively positioned MetLife Commercial Mortgage Portfolio Summary